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T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

 Supplement to prospectus dated May 1, 2004
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 The Calendar Year Returns chart on page 3 of the fund's prospectus is replaced with the following to reflect the correct "Worst Quarter" figure:

Diversified Small-Cap Growth Fund
Calendar Year Returns

98	3.58
99	27.69
00	-8.29
01	-9.81
02	-27.50
03	40.24

		Quarter		Total
		Ended		Return
Best Quarter	12/31/99	27.00%
Worst Quarter	9/30/01		-25.46%

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 The date of this supplement is July 20, 2004.
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 F120-041 7/20/04